Item 1: Report to Shareholders

Diversified Small-Cap Growth Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap growth stocks declined in the second half of 2007 but produced solid gains for the entire year. In the last six months, equities in general were hobbled by rising subprime mortgage defaults and delinquencies that forced many financial institutions to report substantial losses, by reduced credit market liquidity that prompted the Federal Reserve to reduce short-term interest rates, and by the end of the leveraged buyout (LBO) boom, which had been very supportive for stocks of smaller companies in the first half of the year. Large-cap and growth stocks substantially outperformed their small-cap and value counterparts in 2007—a long anticipated reversal of two multiyear trends.

HIGHLIGHTS

• Small-cap growth stocks declined in the second half of 2007 but produced solid gains for the entire year.

• The fund held up better than its unmanaged MSCI benchmark in the second half of the year but fared worse than its Lipper peer group index. For the 12-month period, the fund narrowly trailed both benchmarks.

• In the last six months, fund performance was helped by relatively good stock selection in the consumer discretionary, information technology, and health care sectors, but energy and telecommunication services holdings detracted from our results.

• In a weaker economy, stock selection is more important than ever, but we believe small-cap investors in general will seek what we seek: companies that can continue to generate strong earnings gains.

Your fund returned -2.20% in the last six months and a much stronger 9.35% for all of 2007. As shown in the Performance Comparison table, the fund held up better than its unmanaged MSCI benchmark in the second half of the year but fared worse than its Lipper peer group index. For the 12-month period, the fund narrowly trailed both benchmarks.

In the last six months, fund performance relative to the MSCI index was helped by relatively good stock selection in the consumer discretionary, information technology, and health care sectors. In contrast, our energy and telecommunication services holdings detracted from our results. For the entire year, fund performance was helped by our financials and consumer discretionary holdings, but weak stock selection in the industrials and business services sector and an underweighting in the materials sector early in the year worked against us.

MARKET ENVIRONMENT

According to the most recent estimates, the U.S. economy expanded at an annualized rate of 4.9% in the third quarter. However, growth is slowing dramatically due to the deepening downturn in residential real estate, a slower pace of job growth, rising energy prices, and generally stricter bank lending standards.

At the beginning of 2007, many subprime mortgage lenders acknowledged that customers with poor credit histories or challenging financial situations were increasingly missing or very late in making their mortgage payments. By the summer, major Wall Street firms and commercial banks with exposure to subprime mortgages were reporting substantial losses. In August, liquidity in the asset-backed commercial paper market evaporated because fears of additional losses discouraged banks from lending to each other. This prompted investors to seek out the relative safety of U.S. Treasury securities.

The Federal Reserve responded to this liquidity crisis by reducing the discount rate—the interest rate paid by financial institutions that borrow from the central bank—and adding billions of dollars to the banking system on several occasions starting in mid-August. The central bank also reduced the fed funds target rate, an interbank lending rate that banks also use as a benchmark for their prime lending rates, from 5.25% to 4.25% . These were the first changes in the fed funds rate since June 2006 and the first rate cuts in more than four years. In addition, the Fed took other actions, such as making billions of dollars available to financial institutions through a year-end auction process, to encourage lending between banks, boost liquidity, and keep credit market turmoil from weakening the economy.

Small-cap shares lagged their larger peers: In the 6- and 12-month periods ended December 31, 2007, the small-cap Russell 2000 Index returned -7.53% and -1.57% versus -1.37% and 5.49% for the large-cap S&P 500 Stock Index, respectively. As measured by various Russell indexes, growth stocks outperformed value across all market capitalizations in both periods, particularly small-caps.

In the small-cap growth universe, as measured by the MSCI U.S. Small Cap Growth Index, consumer discretionary shares fell sharply in the second half of our fiscal year and for the entire year amid concerns that a weaker economy, high energy costs, and declining home values would discourage consumer spending. Financials also fared poorly, as banks tightened their lending standards, the housing market continued to weaken, and capital markets companies with exposure to subprime mortgages reported substantial losses. On the plus side, energy and materials stocks generated excellent returns, helped by global demand for commodities and rising commodity prices.

PORTFOLIO REVIEW

Before we discuss the portfolio in detail, we would like to welcome new shareholders to the fund and thank our longer-term investors for their confidence in our investment management capabilities. For the benefit of all investors, we would like to highlight the characteristics of the companies in which we invest and describe our investment process so that shareholders can better understand our approach to investing in the small-cap growth universe:

• We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders. We prefer companies that generate substantial free cash flow.

• We seek companies with good earnings quality and sustainable growth characteristics.

• We look for companies with attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We like companies with reasonable valuations relative to their earnings and sales growth rates.

While our stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. In constructing the portfolio, we do not usually make big sector bets, but we will occasionally overweight or underweight certain sectors based on our analysis. In general, sector allocations will be fairly consistent with those of the MSCI benchmark, as shown in the table on page 6.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio usually holds 300 to 320 names, with the largest position size around 1% of the fund’s net assets. This level of diversification should help manage the risk of investing in small-cap growth stocks. Cash reserves are a drag on performance over the long run, so we keep our cash position low. Trading is another cost that reduces returns, so we trade electronically and in low-cost venues when possible.

The consumer discretionary sector was one of the weakest in the small-cap growth universe last year, but favorable stock selection in the sector substantially helped the fund’s relative performance in the last six months. Two of our Internet retailers performed very well: Travel company priceline.com was lifted by favorable earnings, strong international results, and ongoing operating leverage improvements, while jewelry retailer Blue Nile benefited from strong domestic and international growth. Most of our hotel, restaurant, and leisure stocks were lackluster, but RARE Hospitality International, which was acquired by Darden Restaurants, and gaming machine maker WMS Industries produced excellent 6- and 12-month results. We eliminated a few restaurant companies with dimming prospects since our last report to you. We also sold several specialty retailers that performed poorly and seemed likely to have difficulty in a tougher consumer environment. One bright spot in that group was video game retailer GameStop, which was one of the fund’s top performance contributors in the last six months and for the entire year.

Information technology shares, which did fairly well in 2007, struggled in the last six months, led by semiconductor-related companies. However, the relatively good performance of our holdings in other industries worked to our advantage. Electronic equipment companies did best, led by FLIR Systems, which makes infrared imaging cameras for commercial and military use, and sound system maker Dolby Laboratories. IT services companies were mostly sluggish, but CyberSource and Global Payments, which facilitate e-commerce, did well. Internet software companies were generally disappointing, but Taleo, a leading provider of on-demand recruiting software, produced strong 6- and 12-month results.

Health care was one of the stronger sectors in the small-cap growth universe last year and in the last six months. The sector is perceived as a safe haven when the economy weakens because the need for health care is constant. Equipment and supply companies outperformed other areas, led by medical imaging systems maker Hologic, which reported strong earnings and revenue increases. Several other medical device makers performed very well, including Kyphon and Respironics, which received buyout offers in the last six months. Biotechnology shares also did well, with Rigel Pharmaceuticals surging at year-end due to favorable trial data for its rheumatoid arthritis drug. Other health care industries lagged.

Shares of financial companies faced a challenging environment in 2007. Even though the news headlines showcased the mortgage woes of major banks and brokerages, many small-cap financial companies were considered guilty by association. Commercial banks were our weakest performers in the sector, but relatively good stock selection among capital markets companies, such as online options broker optionsXpress, helped our relative performance.

Energy stocks enjoyed another strong year, supported by oil prices that flirted with $100 per barrel in November. In the last six months, however, poor stock selection in the sector detracted from our results. Our oil and gas companies did fairly well, led by Denbury Resources, but these gains were offset by weakness among our energy equipment and services companies, especially TETRA Technologies, Oil States International, and Oceaneering International.

Shares of industrials and business services companies, many of which are cyclical, struggled as the economy decelerated toward the end of our reporting period, and weak stock selection in the sector hurt our full-year results. In the last six months, commercial services companies Resources Connection, which provides accounting and finance consulting services to corporations, and Kenexa, which offers products and services to help companies recruit and retain employees, were among our largest detractors in the entire portfolio. Weakness in air freight and logistics company UTi Worldwide and Ceradyne, which makes ceramic products for military use, worked against us. On the plus side, medical waste management company Stericycle, construction and engineering firm Foster Wheeler, and machinery company Manitowoc produced strong gains in the last six months.

OUTLOOK

Small-cap stocks underperformed large-caps in 2007 by a meaningful margin, and this trend is likely to continue in 2008. Small-cap earnings have been weaker than large, as small-caps are more sensitive to the U.S. economy and do not have as much exposure as the large-caps to faster-growing overseas economies. The past year’s dollar weakness only exacerbates this problem. Small-cap price/earnings (P/E) ratios remain somewhat above large-cap P/E ratios, which historically has not been the case for an extended period.

Given the stock market’s precipitous decline thus far in the new year, the near-term outlook for the market in general and for small-cap stocks in particular appears challenging. We do believe that small-cap growth stocks, which outperformed the small-cap value sector decisively in 2007, are likely to continue to outperform the overall small-cap market again in 2008. In a weaker economy, stock selection is more important than ever. We believe small-cap investors in general will seek what we seek: companies that can continue to generate strong earnings gains.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

January 25, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI U.S. Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price/Earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/07

Best Contributors		Worst Contributors	
Hologic	8¢	Coldwater Creek**	-6¢
priceline.com	5	Resources Connection	-5
FLIR Systems	5	Leap Wireless International	-5
GameStop	4	Ceradyne	-4
Foster Wheeler	4	ITT Educational Services	-4
Respironics	4	Wellcare Health Plans**	-4
Denbury Resources	4	TETRA Technologies	-4
Stericycle	4	UTi Worldwide	-4
Kyphon**	4	Kenexa	-4
Terra Industries	4	F5 Networks	-4
Total	46¢	Total	-44¢

12 Months Ended 12/31/07

Best Contributors		Worst Contributors	
Foster Wheeler	12¢	Coldwater Creek**	-6¢
FLIR Systems	9	UTi Worldwide	-5
Hologic	9	Corporate Executive Board	-5
priceline.com*	8	Resources Connection	-4
GameStop	6	Wellcare Health Plans***	-4
Denbury Resources	6	Medicines Company	-3
Stericycle	6	Noven Pharmaceuticals**	-3
Kyphon**	6	TETRA Technologies	-3
ITT Educational Services	5	Big Lots*	-3
Respironics	5	Nutri/System	-3
Total	72¢	Total	-39¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.5%		
CONSUMER DISCRETIONARY 14.1%		
Auto Components 0.4%		
Drew Industries (1)	4,600	126
Gentex	13,400	238
		364
Automobiles 0.3%		
Thor Industries	7,200	274
		274
Diversified Consumer Services 2.5%		
Bright Horizons Family Solutions (1)	11,300	390
DeVry	10,900	567
ITT Educational Services (1)	6,600	563
Matthews International, Class A	5,400	253
Sotheby's	7,200	274
Steiner Leisure (1)	3,500	155
		2,202
Hotels, Restaurants & Leisure 2.8%		
BJ's Restaurants (1)	15,700	255
Burger King	10,100	288
Chipotle Mexican Grill, Class B (1)	3,400	418
Choice Hotels International	4,500	149
Monarch Casino & Resort (1)	5,100	123
Orient-Express, Class A	4,000	230
Sonic (1)	16,705	366
WMS Industries (1)	16,500	605
		2,434
Household Durables 0.6%		
iRobot (1)	3,200	58
Jarden (1)	9,700	229

Tempur-Pedic International	9,400	244
		531
Internet & Catalog Retail 1.3%		
Blue Nile (1)	3,700	252
Nutri/System (1)	3,900	105
priceline.com (1)	6,600	758
		1,115
Leisure Equipment & Products 0.5%		
Polaris Industries	6,800	325
Pool	4,980	99
		424
Media 0.7%		
Interactive Data	5,700	188
John Wiley & Sons	5,200	223
Marvel Entertainment (1)	7,500	200
		611
Multiline Retail 0.4%		
Big Lots (1)	11,500	184
Saks (1)	10,700	222
		406
Specialty Retail 2.9%		
AC Moore Arts & Crafts (1)	16,200	223
Aeropostale (1)	9,000	238
Dress Barn (1)	6,400	80
GameStop (1)	5,700	354
Guess ?	4,800	182
Gymboree (1)	12,400	378
Hibbett Sports (1)	10,300	206
J. Crew (1)	5,300	255
Jos. A. Bank Clothiers (1)	3,000	85

TSC (1)	6,400	230
Zumiez (1)	12,300	300
		2,531
Textiles, Apparel & Luxury Goods 1.7%		
Deckers Outdoor (1)	2,100	326
Fossil (1)	8,275	347
Hanesbrands (1)	10,500	285
Iconix Brand Group (1)	12,800	252
Warnaco Group (1)	7,900	275
		1,485
Total Consumer Discretionary		12,377
CONSUMER STAPLES 2.8%		
Beverages 0.6%		
Boston Beer, Class A (1)	7,600	286
Hansen Natural (1)	6,400	283
		569
Food & Staples Retailing 0.2%		
The Pantry (1)	5,300	138
		138
Food Products 0.3%		
Ralcorp Holdings (1)	2,300	140
SunOpta (1)	6,300	84
		224
Household Products 0.5%		
Church & Dwight	8,300	449
		449
Personal Products 1.2%		
Alberto Culver	13,700	336

Chattem (1)	3,400	257
Herbalife	5,900	238
NBTY (1)	7,300	200
		1,031
Total Consumer Staples		2,411

ENERGY 10.7%

Energy Equipment & Services 6.5%

Atwood Oceanics (1)	3,900	391
Core Laboratories (1)	5,200	648
Dresser-Rand Group (1)	10,700	418
Global Industries (1)	21,500	460
Helix Energy Solutions Group (1)	14,500	602
Helmerich & Payne	9,800	393
ION Geophysical (1)	11,700	185
NATCO Group, Class A (1)	5,400	292
Oceaneering International (1)	5,500	370
Oil States International (1)	16,800	573
Seacor (1)	2,400	223
Superior Energy (1)	10,600	365
TETRA Technologies (1)	14,600	227
Unit (1)	2,700	125
W-H Energy Services (1)	6,600	371
		5,643

Oil, Gas & Consumable Fuels 4.2%

Bill Barrett (1)	5,600	234
Cabot Oil & Gas	16,300	658
Denbury Resources (1)	9,800	292
Foundation Coal	8,700	457
Frontier Oil	10,500	426
Mariner Energy (1)	13,065	299
Penn Virginia	9,000	393

StanCorp Financial Group	8,100	408
		1,272
Real Estate Investment Trusts (REITs) 0.0%		
PS Business Parks, REIT	700	37
		37
Real Estate Management & Development 0.3%		
Jones Lang LaSalle	3,300	235
		235
Total Financials		4,321
HEALTH CARE 19.2%		
Biotechnology 4.9%		
Acadia Pharmaceuticals (1)	3,600	40
Alexion Pharmaceutical (1)	5,000	375
Alkermes (1)	12,500	195
Alnylam Pharmaceuticals (1)	1,900	55
Array BioPharma (1)	3,900	33
BioMarin Pharmaceutical (1)	10,900	386
Cubist Pharmaceuticals (1)	5,200	107
deCODE genetics (1)	17,300	64
Human Genome Sciences (1)	12,400	130
Incyte (1)	27,700	278
Isis Pharmaceuticals (1)	2,600	41
Lexicon Pharmaceuticals (1)	10,700	32
LifeCell (1)	2,300	99
Martek Biosciences (1)	3,700	109
Medarex (1)	11,900	124
Myriad Genetics (1)	5,000	232
ONYX Pharmaceuticals (1)	5,700	317
OSI Pharmaceuticals (1)	6,500	315
PDL Biopharma (1)	20,100	352

Pharmion (1)	3,300	207
Regeneron Pharmaceuticals (1)	6,500	157
Rigel Pharmaceuticals (1)	7,100	180
Seattle Genetics (1)	6,100	70
Senomyx (1)	12,500	94
Theravance (1)	4,600	90
United Therapeutics (1)	2,200	215
		4,297

Health Care Equipment & Supplies 6.1%

American Medical Systems (1)	6,800	98
ArthroCare (1)	5,600	269
Edwards Lifesciences (1)	8,000	368
Gen-Probe (1)	9,900	623
Hologic (1)	5,352	367
IDEXX Laboratories (1)	7,000	410
Immucor (1)	13,600	462
Integra LifeSciences (1)	2,300	97
Invitrogen (1)	4,900	458
Mentor	2,700	106
Meridian Bioscience	16,950	510
ResMed (1)	7,800	410
Respironics (1)	11,000	720
Stereotaxis (1)	6,000	73
Steris	5,400	156
Thoratec (1)	10,500	191
		5,318

Health Care Providers & Services 4.2%

Air Methods (1)	3,500	174
Amedisys (1)	5,333	259
Centene (1)	11,700	321
Chemed	6,400	358
Gentiva Health Services (1)	9,700	185

HealthExtras (1)	8,800	230
Healthspring (1)	8,000	152
Healthways (1)	3,700	216
inVentiv Health (1)	5,800	180
LCA-Vision	2,200	44
LifePoint Hospitals (1)	5,900	175
Pediatrix Medical Group (1)	6,800	463
PSS World Medical (1)	8,400	164
Psychiatric Solutions (1)	8,300	270
Sunrise Senior Living (1)	4,500	138
VCA Antech (1)	9,100	402
		3,731

Health Care Technology 0.5%

Cerner (1)	5,200	293
Computer Programs & Systems	3,000	68
Phase Forward (1)	4,900	107
		468

Life Sciences Tools & Services 2.1%

Affymetrix (1)	8,400	194
Dionex (1)	2,000	166
Exelixis (1)	14,800	128
Illumina (1)	6,000	355
Parexel International (1)	6,400	309
Techne (1)	5,900	390
Varian (1)	4,000	261
		1,803

Pharmaceuticals 1.4%

Medicines Company (1)	4,900	94
Medicis Pharmaceutical, Class A	13,200	343
MGI Pharma (1)	6,600	268
Sciele Pharma (1)	4,500	92
Valeant Pharmaceuticals (1)	11,900	142

ViroPharma (1)	6,100	48
Xenoport (1)	4,000	224
		1,211
Total Health Care		16,828
INDUSTRIALS & BUSINESS SERVICES 16.2%		
Aerospace & Defense 2.1%		
Alliant Techsystems (1)	3,500	398
BE Aerospace (1)	4,700	249
Ceradyne (1)	9,000	422
DRS Technologies	4,138	225
Teledyne Technologies (1)	7,000	373
Transdigm Group (1)	3,800	172
		1,839
Air Freight & Logistics 0.8%		
Hub Group, Class A (1)	6,200	165
UTi Worldwide	26,000	509
		674
Airlines 0.2%		
SkyWest	6,500	175
		175
Commercial Services & Supplies 4.6%		
Administaff	5,000	141
Advisory Board (1)	8,400	539
ChoicePoint (1)	6,266	228
Corporate Executive Board	6,600	397
Heidrick & Struggles International	4,200	156
Huron Consulting Group (1)	2,200	177
IHS (1)	4,400	266
Kenexa (1)	9,000	175
Knoll	3,700	61

Korn/Ferry (1)	6,200	117
Navigant Consulting (1)	5,500	75
Resources Connection	20,300	369
Stericycle (1)	15,600	927
Waste Connections (1)	14,250	440
		4,068

Construction & Engineering 1.0%

Foster Wheeler (1)	2,500	387
Perini (1)	2,900	120
Quanta Services (1)	14,092	370
		877

Electrical Equipment 1.9%

AMETEK	10,500	492
General Cable (1)	6,800	498
II-VI (1)	10,600	324
Thomas & Betts (1)	7,100	348
		1,662

Machinery 4.8%

Actuant, Class A	28,000	952
Bucyrus International, Class A	3,800	378
Chart Industries (1)	3,900	121
Gardner Denver Machinery (1)	4,900	162
Graco	6,400	238
Kaydon	8,600	469
Kennametal	4,800	182
Manitowoc	9,600	469
Middleby (1)	3,200	245
RBC Bearings (1)	6,400	278
Toro	8,400	457
Wabtec	6,800	234
		4,185

Marine 0.1%		
Horizon Lines, Class A	5,500	103
		103
Road & Rail 0.4%		
Landstar Systems	7,500	316
		316
Trading Companies & Distributors 0.3%		
Beacon Roofing Supply (1)	8,100	68
MSC Industrial Direct	6,100	247
		315
Total Industrials & Business Services		14,214
INFORMATION TECHNOLOGY 24.5%		
Communications Equipment 3.4%		
ADTRAN	10,200	218
Avocent (1)	5,475	128
Blue Coat Systems (1)	4,400	145
Commscope (1)	9,300	458
Comtech Telecommunications (1)	8,800	475
Dycom Industries (1)	5,300	141
F5 Networks (1)	16,600	473
Foundry Networks (1)	16,000	280
Netgear (1)	4,400	157
Plantronics	6,800	177
Polycom (1)	10,142	282
		2,934
Computers & Peripherals 0.2%		
Intermec (1)	4,000	81
Palm (1)	20,000	127
		208

Electronic Equipment & Instruments 3.9%

Cyberoptics (1)	20,800	250
Dolby Laboratories, Class A (1)	10,300	512
FLIR Systems (1)	31,200	976
Itron (1)	3,200	307
Mettler-Toledo International (1)	6,200	706
Orbotech (1)	8,900	156
Rofin-Sinar Technology (1)	4,600	221
Trimble Navigation (1)	5,500	166
TTM Technologies (1)	13,600	159
		3,453

Internet Software & Services 2.8%

CNET Networks (1)	33,800	309
Dealertrack (1)	6,600	221
Digital River (1)	6,300	208
J2 Global Communications (1)	10,200	216
Sina (1)	6,300	279
Taleo, Class A (1)	14,200	423
ValueClick (1)	14,300	313
Visual Sciences (1)	10,700	198
Websense (1)	15,300	260
		2,427

IT Services 3.3%

CACI International, Class A (1)	6,200	278
CyberSource (1)	21,100	375
Global Payments	9,600	447
Heartland Payment Systems	10,600	284
NCI (1)	23,500	402
Neustar, Class A (1)	7,000	201
Perot Systems, Class A (1)	20,000	270
RightNow Technologies (1)	18,900	299

SRA International, Class A (1)	10,000	294
		2,850
Semiconductor & Semiconductor Equipment 5.0%		
Advanced Energy Industries (1)	18,400	241
ATMI (1)	6,500	210
Cabot Microelectronics (1)	3,200	115
Cohu	10,500	161
Cymer (1)	9,100	354
Diodes (1)	6,200	186
Entegris (1)	23,000	198
Exar (1)	9,000	72
Integrated Device Technology (1)	24,300	275
Intersil, Class A	9,800	240
Micrel	18,600	157
ON Semiconductor (1)	64,900	576
Pericom Semiconductor (1)	8,000	150
PMC-Sierra (1)	23,800	156
Semtech (1)	17,300	268
Standard Microsystems (1)	3,100	121
Varian Semiconductor Equipment (1)	14,825	548
Verigy (1)	9,200	250
Virage Logic (1)	15,400	129
		4,407
Software 5.9%		
Actuate (1)	29,700	231
Ansoft (1)	8,900	230
Ansys (1)	10,800	448
Blackboard (1)	5,800	233
Epicor Software (1)	13,600	160
FactSet Research Systems	8,100	451
Fair Isaac	8,956	288
Informatica (1)	37,000	667

Jack Henry & Associates	7,800	190
Lawson Software (1)	15,400	158
Macrovision (1)	11,100	203
MICROS Systems (1)	4,600	323
MicroStrategy (1)	1,600	152
Parametric Technology (1)	6,700	120
Progress Software (1)	4,700	158
Quest Software (1)	12,000	221
SPSS (1)	6,400	230
Synopsys (1)	7,800	202
THQ (1)	10,000	282
TIBCO Software (1)	18,100	146
Wind River Systems (1)	12,500	112
		5,205
Total Information Technology		21,484

MATERIALS 5.0%

Chemicals 2.9%

Airgas	8,500	443
CF Industries	4,100	451
Hercules	11,200	217
Koppers	4,800	208
Nalco	20,500	496
Scotts Miracle Gro	6,500	243
Terra Industries (1)	10,100	482
		2,540

Construction Materials 0.2%

Eagle Materials	4,100	145
		145

Containers & Packaging 0.7%

Crown Cork & Seal (1)	16,500	423

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the year ended December 31, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $41,765,000 and $51,771,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, totaled $8,609,000 and were characterized as long-term capital gain for tax purposes. At December 31, 2007, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2007, the fund utilized $5,239,000 of capital loss carryforwards.

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $68,611,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2010. Pursuant to this agreement, management fees in the amount of $9,000 were repaid during the year ended December 31, 2007. Including these amounts, management fees waived in the amount of $1,000 remain subject to repayment at December 31, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $97,000 for Price Associates, $200,000 for T. Rowe Price Services, Inc., and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $8,654,000 from long-term capital gains, subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1997	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
1997	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05), Eli Lilly
and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[121]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company; Vice President, Diversified Small-Cap Growth Fund
1997
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Diversified Small-Cap Growth Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap	Group, Inc.
Growth Fund

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Diversified Small-Cap	Group, Inc., T. Rowe Price International, Inc.,
Growth Fund	and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Diversified	T. Rowe Price; Vice President, T. Rowe Price
Small-Cap Growth Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap	Trust Company
Growth Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Diversified Small-Cap	Investment Services, Inc., T. Rowe Price Services,
Growth Fund	Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Diversified Small-Cap Growth Fund	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Diversified	Group, Inc.
Small-Cap Growth Fund

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap	Group, Inc.
Growth Fund

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap	Group, Inc.
Growth Fund

Michael T. Roberts (1980)	Assistant Vice President, T. Rowe Price; formerly
Vice President, Diversified Small-Cap	student, Brown University (to 2005); Research
Growth Fund	Analyst, Chicago Board of Options Exchange
(summer 2005); Research Analyst, Roberts &
Dybdahl Inc. (to 2004); Math Instructor, Peace
Corps (to 2003); Calculus Teaching Assistant,
University of Chicago (to 2003)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Diversified Small-Cap
Growth Fund

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President, Diversified Small-Cap Growth Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Paul W. Wojcik, CFA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Small-Cap	Group, Inc.
Growth Fund

John Z. Wood, CFA (1972)	Vice President, T. Rowe Price
Vice President, Diversified Small-Cap
Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008